UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end:  September 30, 2015

Date of reporting period:  September 30, 2015

Item 1. Report to Stockholders.

Bushido Capital Long/Short Fund

Investor Class Shares – BCLSX

Annual Report
www.bushidofunds.com	September 30, 2015

Bushido Capital Long/Short Fund

Shareholder Letter November 24, 2015

Fund Performance

For the fiscal year ended September 30, 2015, the Bushido Capital Long/Short Fund’s Investor Class had returns of -9.79%, excluding sales load and -14.07 with sales load. Bushido Capital Partners views the Morningstar Long/Short Equity Category as the Fund’s primary benchmark, which had returns of -2.33%. The broad-based securities market indices that the Fund compares its performance to (a blend of 70% S&P 500 Index and 30% Barclays Intermediate Government/Credit Index) produced a return of 0.50% for the fiscal year. These performance dispersions were primarily caused by the relative underperformance generated by our international holdings, specifically in Southern Europe and select Emerging Market countries, against continued strength in U.S. equity indices. We are still long specific international equity markets that we believe are trading at valuation levels that may set us up for attractive returns in the coming 5-10 year period, particularly relative to a U.S. market we believe is broadly priced for anemic prospective returns.

Please see “The Fund” tab at www.bushidofunds.com for a detailed breakdown of the Fund’s portfolio, a complete list of holdings, and performance data.

The following is a brief description of the primary drivers of performance from each of the main asset classes on both the long and short side during the fiscal year:

Long Equity

The largest positive contributors to performance were Reynolds American (RAI), Ross Stores (ROST), iShares MSCI Ireland Capped ETF (EIRL), and AutoZone (AZO). Continued strength in the U.S. equity market acted as a nice tailwind for our long equity positions traded on U.S. exchanges during the year. While we view the U.S. market broadly as being richly valued, we continue to have conviction in our specific U.S. based equity holdings and believe they can provide attractive returns over time.

The largest detractors of performance during the year from our long equity book were concentrated in our International holdings as the markets we have invested in overseas have continued to underperform on an absolute basis and relative to a strong U.S. market. Specifically, Greece (Global X FTSE Greece 20 ETF – GREK), Brazil (iShares MSCI Brazil Capped ETF – EWZ & iShares MSCI Brazil Small-Cap ETF – EWZS), and Russia (Market Vectors Russia ETF – RSX & Market Vectors Russia Small-Cap ETF – RSXJ) were the largest decliners during the year. Given our multi-year investment timeframe for long equity positions we continue to prefer specific international markets over the U.S.

Short Equity

Losses in the short book during the fiscal year ended September 30, 2015, were led by our short position in the Russell 2000 (iShares Russell 2000 ETF – IWM), Target (TGT), and Janus Capital Group (JNS). In addition, we lost money during the year in two levered short ETFs, Ultra Short Emerging Markets (ProShares UltraShort MSCI Emerging Markets – EEV) and Ultra short Oil & Gas (UltraShort Oil & Gas – DUG).

European Real Estate

We took advantage of the volatility during the second quarter on the back of renewed concerns surrounding Greece’s fiscal outlook by initiating long equity positions in four European Real Estate Investment Trusts (REITS). Green and Hibernia focus primarily on the Irish real estate market while Hispania Activos Inmobiliarios, and Merlin Properties Socimi are concentrated in Spain & Portugal. Hispania’s property portfolio is predominantly weighted towards hotels (62% of portfolio), offices (23%) and residential (16%). Merlin’s portfolio is spread across offices (34%), retail (31%), and shopping centers (12%). In Ireland, Hibernia’s portfolio is concentrated in offices (85%) and residential

Bushido Capital Long/Short Fund

(10%) while Green has 95% of their portfolio invested in the Dublin market across offices (75%) and retail (20%). All four of these equity positions share a common investment thesis centered on recovering economies in specific European markets, potentially attractive valuations across the commercial real estate landscape, limited new supply coming to market, and an expectation for low European interest rates for an extended period of time. We have held these names for less than a full quarter so see no need to comment on their performance given their immaterial contribution to date and short holding period.

After suffering through severe economic downturns, both Ireland and Spain today represent two of the fastest growing economies in the developed world. Ireland’s Gross Domestic Product (GDP) increased by 5.2% in 2014 and has accelerated to 7.3% in the second quarter of this year. The International Monetary Fund expects Spain to grow GDP by 3.1% in 2015 which would be approximately double the average for the Euro area as a whole. Ireland maintained its 12.5% corporate tax rate while recently announcing a new 6.25% corporate rate for companies whose earnings are tied to research & development done in Ireland. This corporate tax rate is one of the lowest in the world and particularly competitive within the Euro area, which we believe may bode well for owners of class A office properties in major employment centers in Ireland. Over the past twelve months, Dublin has experienced strong gains in commercial rents and residential prices while retail values on Grafton Street and Henry Street have been increasing. With current rents approximately 30% below prior highs, consumer confidence improving and an economy growing at rates close to the “Celtic Tiger” days, we are positive on the outlook for Irish commercial real estate. While exhibiting slower growth than Ireland, Spain has posted seven consecutive quarters of increasing year over year GDP growth with continued gains in retail sales and employment. Also boosting Spanish economic prospects is an improving export-oriented economy that has been boosted by some of the more far-reaching labor market reforms enacted by any country in the European Monetary Union. These structural reforms may prove to give Spain an economic edge as labor costs and flexibility have made the country far more competitive in global markets than when it entered the financial crisis.

We expect all four REITs to continue acquiring additional properties with increasing rents, improving occupancy, and accommodating lending markets potentially supporting higher future dividends in the coming years as their respective portfolios mature. Given the yield compression seen across the European fixed income landscape, commercial real estate in recently distressed markets such as those we have invested in may return to favor again offering us attractive risk/reward profiles from our cost basis.

Your commitment and trust are appreciated and we look forward to investing alongside you in the coming years.

Sincerely,

John H. Beatson
Bushido Capital Partners

Please see the following page for important disclosures.

Bushido Capital Long/Short Fund

Disclosure

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a prospectus.

Mutual Fund investing involves risk. Principal loss is possible. The Fund may engage in short sales of securities, which involves the risk that losses may exceed original amounts invested. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may also invest in emerging markets, which are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small and medium-cap companies tend to have limited liquidity and greater price volatility than large-cap companies. Because the fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that an ETF’s shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The fund may also use options contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. Covered call writing may limit the upside of an underlying security.

Bushido Capital Long/Short Fund is distributed by Quasar Distributors, LLC.

Top 10 Positions as of 9/30/15	Percent of Net Assets
SPDR S&P 500 ETF Trust	-12.9%
Vanguard REIT ETF	-5.1%
Guggenheim S&P 500 Equal Weight ETF	-5.0%
Global X FTSE Portugal 20 ETF	3.9%
IShares MSCI Italy Capped ETF	3.6%
IShares MSCI Austria Capped ETF	3.6%
IShares MSCI Poland Capped ETF	3.6%
Leucadia National Corp 5.5% 10/18/23	3.6%
Fairfax Financial Holdings Ltd 5.8% 05/15/21	3.4%
Jeffries Group LLC 3.875% 11/09/15	3.3%

Fund holdings are subject to change and are not recommendations to buy or sell any security. For a complete list of fund holdings, please see the schedule of investments in this report.

Morningstar Long/Short Equity Category: the average performance of the 243 funds that currently comprise Morningstar’s Long/Short Equity Category. One cannot invest directly in an index.

The Standard and Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Barclays Intermediate Government/Credit Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

The Top 10 Positions above do not include cash or cash equivalents such as Foreign Currency.

Gross Domestic Product (GDP) represents the total dollar value of all goods and services produced over a specific time period.

This commentary reflects the views of the portfolio manage through September 30, 2015. The manager’s views are subject to change as market and other conditions warrant. No forecasts are guaranteed. This commentary is provided for informational purposes only and is not an endorsement of any security, mutual fund, sector or index. Bushido Capital Partner, its affiliates, employees and clients may hold or trade the securities mentioned in this commentary.

For more information, call your financial professional or Bushido Long/Short Funds at 1-855-359-1515.

855.359.1515
www.Bushidofunds.com
Bushido Capital Long/Short Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor, P.O. Box 701
Milwaukee, WI 53201-0701

Bushido Capital Long/Short Fund

VALUE OF $10,000 INVESTMENT (UNAUDITED)

This chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of September 30, 2015

	1 Year	Since Inception(1)
Investor Class (without sales load)	-9.79%	1.17%
Investor Class (with sales load)(2)	-14.07%	-0.51%
70% S&P 500 Index 30% Barclays Intermediate
Government/Credit Index(5)	0.50%	9.87%
Morningstar Long/Short Equity Category Index(6)	-2.33%	4.63%
S&P 500 Index(3)	-0.61%	13.51%
Barclays Intermediate Government/Credix Index(4)	2.68%	1.44%

(1)	October 31, 2012.
(2)	Return reflects a sales load of 4.75%.
(3)
The 70% S&P 500 Index 30% Barclays Government/Credit Index is a blended benchmark consisting of 70% of the S&P 500 Index and 30% of the Barclay’s Intermediate Government/Credit Index. This index cannot be invested in directly.

(4)	The Morningstar Long/Short Equity Category measures the average performance of the funds that currently comprise Morningstar’s Long/Short Equity category. This index cannot be invested in directly.
(5)	The Standard and Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.
(6)
The Barclays Intermediate Government/Credit Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

Bushido Capital Long/Short Fund

EXPENSE EXAMPLE (UNAUDITED)
SEPTEMBER 30, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and wire transfer fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2015 – September 30, 2015).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (4/1/2015)	Value (9/30/2015)	(4/1/2015 to 9/30/2015)
Investor Class Actual(2)(3)	$1,000.00	$ 960.00	$13.22
Investor Class Hypothetical(4)
(5% return before expenses)	$1,000.00	$1,011.58	$13.56

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 2.69%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended September 30, 2015 of -4.00%.
(3)	Excluding dividends and interest on short positions, the actual expenses would be $9.09.
(4)	Excluding dividends and interest on short positions, the hypothetical expenses would be $9.35.

Bushido Capital Long/Short Fund

ASSET ALLOCATIONS (UNAUDITED)
AS OF SEPTEMBER 30, 2015
(% OF GROSS ASSETS)

TOP TEN LONG POSITIONS (UNAUDITED)
SEPTEMBER 30, 2015
(% OF NET ASSETS)

Global X FTSE Portugal 20 Fund	3.9%
iShares MSCI Italy Capped Fund	3.6%
iShares MSCI Austria Capped Fund	3.6%
iShares MSCI Poland Capped Fund	3.6%
Leucadia National, 5.500%, 10/18/2023	3.6%
Fairfax Financial Holdings, 5.800%, 05/15/2021	3.4%
Jefferies Group, 3.875%, 11/09/2015	3.3%
U.S. Treasury Note, 2.625%, 08/15/2020	3.0%
Reynolds American	3.0%
Ross Stores	3.0%

TOP FIVE SHORT POSITIONS (UNAUDITED)
SEPTEMBER 30, 2015
(% OF NET ASSETS)

Euro	-15.8%
SPDR S&P 500 Fund	-12.9%
Vanguard REIT Fund	-5.1%
Guggenheim S&P Equal Weight Fund	-5.0%
Polish Zloty	-3.2%

Bushido Capital Long/Short Fund

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2015

Description	Shares	Value

COMMON STOCKS – 34.3%

Agriculture – 4.0%
Philip Morris International	1,076	$85,359
Reynolds American	5,736	253,933
		339,292

Banks – 3.8%
Bank Of America	8,351	130,109
Goldman Sachs Group (a)	746	129,625
Sberbank of Russia – ADR	12,370	60,860
		320,594

Distribution/Wholesale – 1.3%
Fastenal	3,003	109,940

Financial Services – 0.9%
AerCap Holdings*	1,966	75,180

Household Products & Wares – 0.8%
Tupperware Brands	1,324	65,525

Insurance – 7.8%
Allied World Assurance Company Holdings (a)	3,758	143,443
American International Group (a)	2,436	138,413
Assurant	1,593	125,863
Axis Capital Holdings	2,321	124,684
Everest Re Group	703	121,858
		654,261

Media – 0.7%
Discovery Communications – Class A*	2,296	59,765

Pipelines – 1.0%
Kinder Morgan (a)	2,859	79,137

Real Estate – 0.5%
Hispania Activos Inmobiliarios*	3,137	43,588

REITS – 2.1%
Green	28,033	46,422
Hibernia	33,103	46,903
Merlin Properties Socimi*	7,131	84,862
		178,187

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

SCHEDULE OF INVESTMENTS – CONTINUED
SEPTEMBER 30, 2015

Description	Shares/Par	Value

COMMON STOCKS – 34.3% (Continued)

Retail – 6.0%
AutoZone*	236	$170,824
Nordstrom (a)	1,167	83,685
Ross Stores (a)	5,104	247,391
		501,900

Software – 1.0%
Oracle	2,273	82,101

Transportation – 4.4%
CSX (a)	3,007	80,888
Expeditors International of Washington (a)	2,694	126,753
Norfolk Southern	1,006	76,858
Union Pacific	989	87,438
		371,937

Total Common Stocks
(Cost $2,529,604)		2,881,407

CORPORATE BONDS – 22.9%

Commercial Services – 1.2%
Moody’s
5.500%, 09/01/2020 (a)	$90,000	101,858

Financial Services – 8.1%
Jefferies Group
3.875%, 11/09/2015	280,000	280,728
6.875%, 04/15/2021	85,000	95,750
Leucadia National
5.500%, 10/18/2023 (a)	300,000	302,633
		679,111

Homebuilders – 6.4%
MDC Holdings
5.625%, 02/01/2020 (a)	220,000	229,350
Ryland Group
6.625%, 05/01/2020 (a)	55,000	60,087
Toll Brothers Finance
8.910%, 10/15/2017	100,000	112,750
5.875%, 02/15/2022 (a)	125,000	134,688
		536,875

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

SCHEDULE OF INVESTMENTS – CONTINUED
SEPTEMBER 30, 2015

Description	Par	Value

CORPORATE BONDS – 22.9% (Continued)

Insurance – 4.2%
Allied World Assurance Company Holdings
5.500%, 11/15/2020 (a)	$55,000	$61,253
Fairfax Financial Holdings
5.800%, 05/15/2021 (a) (b)	270,000	288,276
		349,529

Retail – 3.0%
Darden Restaurants
4.500%, 10/15/2021 (a)	120,000	125,052
Yum! Brands
3.750%, 11/01/2021	125,000	128,453
		253,505

Total Corporate Bonds
(Cost $1,879,408)		1,920,878

U.S. TREASURY SECURITIES – 6.6%

U.S. Treasury Notes
2.750%, 05/31/2017 (a)	35,000	36,264
2.250%, 07/31/2018	40,000	41,529
2.000%, 07/31/2020 (a)	180,000	185,327
2.625%, 08/15/2020 (a)	240,000	254,033
2.000%, 08/15/2025	40,000	39,796
Total U.S. Treasury Securities
(Cost $551,866)		556,949

MUNICIPAL BONDS – 6.4%
Boulder Larimer & Weld Counties, Colorado, St. Vrain Valley School District
Series A
5.000%, 12/15/2017 – NATL Insured	50,000	50,475
Dove Valley, Colorado, Metropolitan District
5.000%, 11/01/2035 – AGM Insured	60,000	60,212
Gorham-Fayette, Ohio, Local School District
4.550%, 12/01/2034 – AGM Insured	35,000	35,241
Miami-Dade County, Florida Aviation Bonds
Series C
4.600%, 10/01/2025 – XLCA Insured	50,000	50,000

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

SCHEDULE OF INVESTMENTS – CONTINUED
SEPTEMBER 30, 2015

Description	Par/Shares	Value

MUNICIPAL BONDS – 6.4% (Continued)
New York State Dormitory
7.375%, 07/01/2016	$25,000	$26,330
7.375%, 07/01/2016 – NATL, IBC Insured	95,000	100,052
Scarborough, Maine
4.000%, 11/01/2017 – AMBAC Insured	50,000	50,141
Utah Transit Authority
Series B
4.500%, 06/15/2030 – AGM Insured	50,000	50,426
4.500%, 06/15/2033 – AGM Insured	50,000	50,427
Warrington Township, Pennsylvania
7.100%, 12/01/2021 – FGIC Insured	10,000	10,077
Washington State Economic Development Finance Authority
5.000%, 06/01/2034 – NATL Insured	30,000	30,228
5.000%, 06/01/2038 – NATL Insured	25,000	25,190
Total Municipal Bonds
(Cost $545,949)		538,799

EXCHANGE TRADED FUNDS – 29.1%
Global X FTSE Greece 20 Fund	12,729	122,326
Global X FTSE Portugal 20 Fund	32,016	323,041
iShares Mortgage Real Estate Capped Fund	21,493	213,640
iShares MSCI Austria Capped Fund	20,288	303,833
iShares MSCI Brazil Capped Fund	7,102	155,889
iShares MSCI Brazil Small-Cap Fund	12,907	92,285
iShares MSCI Ireland Capped Fund	5,885	229,103
iShares MSCI Italy Capped Fund	21,271	304,601
iShares MSCI Poland Capped Fund	14,539	302,993
iShares MSCI Singapore Fund	20,501	208,495
Market Vectors Russia Fund	5,468	85,848
Market Vectors Russia Small-Cap Fund	5,306	99,222
Total Exchange Traded Funds
(Cost $2,824,433)		2,441,276

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

SCHEDULE OF INVESTMENTS – CONTINUED
SEPTEMBER 30, 2015

Description	Shares	Value

SHORT-TERM INVESTMENT – 7.1%
Fidelity Institutional Government Portfolio – Class I, 0.01%^
(Cost $594,933)	594,933	$594,933
Total Investments – 106.4%
(Cost $8,926,193)		8,934,242
Other Assets and Liabilities, Net – (6.4)%		(536,200)
Total Net Assets – 100.0%		$8,398,042

*	Non-income producing security.
(a)	All or a portion of this security is designated as collateral for securities sold short. As of September 30, 2015, the value of collateral was $2,499,089.
(b)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities are deemed to be liquid by the Adviser. As of September 30, 2015, the value of this investment was $288,276 or 3.4% of total net assets.

^	The rate shown is the annualized seven day effective yield as of September 30, 2015.
ADR – American Depositary Receipt.
AGM – Assured Guaranty Municipal Corporation
AMBAC – American Municipal Bond Assurance Corporation
FGIC – Federal Guaranty Insurance Company
IBC – Insured Bond Certificate
NATL – National Public Finance Guarantee Corporation
REIT – Real Estate Investment Trust
XLCA – XL Capital Insurance, Inc.

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2015

Description	Shares	Value

COMMON STOCKS – 0.2%

Internet – 0.1%
TripAdvisor*	133	$8,382

Pharmaceuticals – 0.1%
Akorn*	295	8,409
Total Common Stocks
(Proceeds $16,597)		16,791

EXCHANGE TRADED FUNDS – 23.0%
Guggenheim S&P Equal Weight Fund	5,700	419,292
SPDR S&P 500 Fund	5,637	1,080,218
Vanguard REIT Fund	5,699	430,503
Total Exchange Traded Funds
(Proceeds $1,996,335)		1,930,013
Total Securities Sold Short
(Proceeds $2,012,932)		$1,946,804

*  Non-income producing security.

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2015

ASSETS:
Investments, at value (cost $8,926,193)	$8,934,242
Deposits at broker(1)	3,134,013
Receivable for adviser reimbursements	6,750
Receivable for investment securities sold	223,486
Receivable for capital shares sold	5,500
Prepaid expenses	6,250
Dividends & interest receivable	58,804
Total assets	12,369,045

LIABILITIES:
Securities sold short, at value (proceeds $2,012,932)	1,946,804
Foreign currency sold short, at value (proceeds $1,609,728)	1,602,400
Payable for investment securities purchased	353,179
Payable for fund administration & accounting fees	12,873
Payable for compliance fees	2,343
Payable for transfer agent fees & expenses	8,293
Payable for custody fees	4,605
Payable for trustee fees	3,410
Dividends payable on securities sold short	5,926
Accrued distribution & shareholder service fees	9,582
Accrued other fees	21,588
Total liabilities	3,971,003

NET ASSETS	$8,398,042

NET ASSETS CONSIST OF:
Paid-in capital	$9,149,294
Accumulated undistributed net investment loss	(69,159)
Accumulated undistributed net realized loss on investments	(763,598)
Net unrealized appreciation on:
Investments and translations of foreign currency	8,049
Securities and foreign currency sold short	73,456
Net Assets	$8,398,042

Net Assets	$8,398,042
Investor Class shares issued and outstanding(2)	832,531
Net asset value, redemption price and offering price per share(3)	$10.09
Maximum offering price per share ($10.09/0.9525)(4)	$10.59

(1)	Pledged as collateral for securities sold short.
(2)	Unlimited shares authorized.
(3)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.
(4)	Reflects a maximum sales charge of 4.75%.

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2015

INVESTMENT INCOME:
Dividend income	$146,170
Less: foreign taxes withheld	(355)
Interest income	73,565
Total investment income	219,380

EXPENSES:
Investment adviser fees (See Note 5)	112,674
Fund administration & accounting fees (See Note 5)	78,111
Dividends & broker interest on short positions	60,452
Transfer agent fees (See Note 5)	46,255
Distribution and shareholder service fees (See Note 6)	31,549
Custody fees (See Note 5)	24,790
Audit fees	17,999
Compliance fees (See Note 5)	14,016
Legal fees	11,498
Trustee fees	9,720
Federal and state registration fees	7,698
Other	6,106
Postage & printing fees	3,995
Total expenses before reimbursement/waiver	424,863
Less: reimbursement/waiver from investment adviser (See Note 5)	(197,667)
Net expenses	227,196

NET INVESTMENT LOSS	(7,816)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on transactions from:
Investments and translations of foreign currency	(633,540)
Options purchased	(13,629)
Securities and foreign currency sold short	(82,547)
Long term capital gain distribution from regulated investment company	888
Net change in unrealized appreciation (depreciation) on:
Investments and translations of foreign currency	(209,129)
Securities and foreign currency sold short	27,494
Net realized and unrealized loss on investments	(910,463)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(918,279)

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
OPERATIONS:
Net investment income (loss)	$(7,816)	$171
Net realized gain (loss) on transactions from:
Investments and translations of foreign currency	(633,540)	216,541
Options purchased	(13,629)	(83,728)
Securities and foreign currency sold short	(82,547)	25,454
Long term capital gain distribution from
regulated investment company	888	—
Options written	—	2,409
Net change in unrealized appreciation (depreciation) on:
Investments and translations of foreign currency	(209,129)	(53,875)
Options purchased	—	70,245
Securities and foreign currency sold short	27,494	60,459
Options written	—	137
Net increase (decrease) in net assets from operations	(918,279)	237,813

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,667,764	5,151,462
Proceeds from reinvestments of distributions	222,043	2,853
Payments for shares redeemed	(743,389)	(20,561)
Redemption fees	—	—
Net increase in net assets resulting from capital share transactions	1,146,418	5,133,754

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(24,807)	—
From net realized gains	(197,236)	(2,853)
Total distributions to shareholders	(222,043)	(2,853)

TOTAL INCREASE IN NET ASSETS	6,096	5,368,714

NET ASSETS:
Beginning of year	8,391,946	3,023,232
End of year (including accumulated undistributed
net investment gain (loss) of $(69,159) and $0, respectively)	$8,398,042	$8,391,946

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the period.

	For the	For the	For the Period
Investor Class	Year Ended	Year Ended	Inception through
	September 30, 2015	September 30, 2014	September 30, 2013(1)
PER SHARE DATA:
Net asset value, beginning of year	$11.46	$10.76	$10.00

INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)	0.02	(0.04)
Net realized and unrealized
gain (loss) on investments	(1.10)	0.69	0.80
Total from investment operations	(1.11)	0.71	0.76

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	—	—
Net realized gains	(0.23)	(0.01)	—
Total distributions	(0.26)	(0.01)	—

Paid-in capital from redemption fees	—	—	—
Net asset value, end of year	$10.09	$11.46	$10.76
TOTAL RETURN(2)(3)	(9.79)%	6.57%	7.60%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$8.4	$8.4	$3.0

Ratio of expenses to average net assets(4):
Before expense reimbursement/waiver	4.71%	5.53%	12.02%
After expense reimbursement/waiver	2.52%	2.33%	2.17%
Ratio of expenses excluding dividends & interest
on short positions to average net assets(4):
Before expense reimbursement/waiver	4.04%	5.05%	11.70%
After expense reimbursement/waiver	1.85%	1.85%	1.85%
Ratio of net investment income (loss)
to average net assets(4):
Before expense reimbursement/waiver	(2.28)%	(3.20)%	(10.41)%
After expense reimbursement/waiver	(0.09)%	0.00%	(0.56)%
Portfolio turnover rate(3)	77%	27%	19%

(1)	Inception date of the Fund was October 31, 2012.
(2)	Total return does not reflect sales charges.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2015

1. ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Bushido Capital Long/Short Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to achieve long-term growth of capital. The Fund commenced operations on October 31, 2012. The Fund currently offers two classes of shares, the Investor Class and Institutional Class. Investor Class shares are subject to a 0.25% distribution fee and 0.10% shareholder service fee. As of September 30, 2015, the Institutional Class shares were not yet available. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 4.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the year ended September 30, 2015, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended September 30, 2015, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the year ended September 30, 2015, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income and expense is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended September 30, 2015, the Fund increased accumulated net investment loss by $36,536 and decreased accumulated undistributed net realized loss on investments by $36,536.

Bushido Capital Long/Short Fund

NOTES TO THE FINANCIAL STATEMENTS – CONTINUED
SEPTEMBER 30, 2015

Options Transactions – The Fund may use certain options (both traded on an exchange and over-the-counter) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a particular portfolio security, to create a synthetic money market position, for certain tax-related purposes and to close out previously established options. The Fund may write put and call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Fund writes a call or put option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently adjusted to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As the writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase call and put options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Statement of Assets and Liabilities as an investment, and is subsequently adjusted to reflect the fair value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. See Note 3 for information related to option activity during the period.

Short Sales – A short sale is the sale by the Fund of a security which they do not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, they must maintain a segregated account with their custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing their overall managed assets available for trading purposes.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Bushido Capital Long/Short Fund

NOTES TO THE FINANCIAL STATEMENTS – CONTINUED
SEPTEMBER 30, 2015

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and translations of foreign currency.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. DERIVATIVE TRANSACTIONS

The Fund may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The various derivative instruments that the Fund may use are options, futures contracts and options on futures contracts and other derivative securities. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund investing in a derivative instrument could lose more than the principal amount invested.

The Fund has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Average Balance Information – The average monthly fair value of purchased options during the year ended September 30, 2015, was $4,550.

The effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2015:

Amount of Realized Loss on Derivatives Recognized in Income

Derivatives not accounted for as	Purchased
hedging instruments under ASC 815	Options	Total
Equity Contracts	$(13,629)	$(13,629)
Total	$(13,629)	$(13,629)

Bushido Capital Long/Short Fund

NOTES TO THE FINANCIAL STATEMENTS – CONTINUED
SEPTEMBER 30, 2015

4. SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Mutual Funds – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Equity Securities – Equity securities, including common stocks, preferred stocks, Exchange Traded Funds (“ETFs”) and real estate investment trusts (“REITS”), that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

U.S. Government & Agency Securities – U.S. government & agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government and agency securities are categorized in Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Corporate and Municipal Bonds – Corporate and municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the

Bushido Capital Long/Short Fund

NOTES TO THE FINANCIAL STATEMENTS – CONTINUED
SEPTEMBER 30, 2015

issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

Derivative Instruments – Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange traded options that are valued at the composite price are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$2,881,407	$—	$—	$2,881,407
Corporate Bonds	—	1,920,878	—	1,920,878
U.S. Treasury Securities	—	556,949	—	556,949
Municipal Bonds	—	538,799	—	538,799
Exchange Traded Funds	2,441,276	—	—	2,441,276
Short-Term Investment	594,933	—	—	594,933
Total Investments	$5,917,616	$3,016,626	$—	$8,934,242

	Level 1	Level 2	Level 3	Total
Securities Sold Short
Common Stocks	$(16,791)	$—	$—	$(16,791)
Exchange Traded Funds	(1,930,013)	—	—	(1,930,013)
Total Securities Sold Short	$(1,946,804)	$—	$—	$(1,946,804)

Transfers between levels are recognized at the end of the reporting period. During the year ended September 30, 2015, the Fund recognized no transfers between levels. The Fund did not invest in any Level 3 investments during the year. Refer to the Schedules of Investments and Securities Sold Short for further information on the classification of investments.

5. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Bushido Capital Partners, LLC (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.25% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses,

Bushido Capital Long/Short Fund

NOTES TO THE FINANCIAL STATEMENTS – CONTINUED
SEPTEMBER 30, 2015

leverage, dividend and interest expense on short positions, brokerage commissions, interest, taxes and extraordinary expenses) for the Fund do not exceed 1.85% of the Fund’s average daily net assets of the Investor Class. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred. The Operating Expense Limitation Agreement will be in effect through at least May 31, 2016. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
9/30/2016	$205,176
9/30/2017	$204,978
9/30/2018	$197,667

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended September 30, 2015, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

6. DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the average daily net assets of the Investor Class. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended September 30, 2015, the Investor Class incurred expenses of $22,535 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of 0.10% of the average daily net assets of the Investor Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund

Bushido Capital Long/Short Fund

NOTES TO THE FINANCIAL STATEMENTS – CONTINUED
SEPTEMBER 30, 2015

in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended September 30, 2015, the Fund incurred $9,014 in shareholder servicing fees under the Agreement.

7. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
Shares sold	150,420	453,005
Shares issued to holders
in reinvestment of dividends	20,810	251
Shares redeemed	(71,093)	(1,792)
Net increase	100,137	451,464

8. INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments and short positions, by the Fund for the year ended September 30, 2015, were as follows:

	Purchases	Sales
U.S. Government	$1,195,697	$643,844
Other	$5,773,995	$5,945,297

9. FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities (excluding short positions) held by the Fund and the total cost of securities for federal income tax purposes at September 30, 2015 were as follows:

Aggregate Gross	Aggregate Gross	Net	Federal Income
Appreciation	Depreciation	Depreciation	Tax Cost
$678,052	$(714,430)	$(36,378)	$8,970,620

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the differences in tax treatment of wash sales and passive foreign investment company income.

At September 30, 2015, components of accumulated earnings on a tax-basis were as follows:

Undistributed	Undistributed	Other		Total
Ordinary	Long-Term	Accumulated	Unrealized	Accumulated
Income	Capital Gains	Losses	Depreciation	Losses
$—	$—	$(714,874)	$(36,378)	$(751,252)

As of September 30, 2015, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31. For the taxable year ended September 30, 2015, the Fund deferred, on a tax-basis, short-term post October losses of $726,797 and late year ordinary losses of $61,533.

Bushido Capital Long/Short Fund

NOTES TO THE FINANCIAL STATEMENTS – CONTINUED
SEPTEMBER 30, 2015

The tax character of distributions paid during the year ended September 30, 2015, were as follows:

Ordinary	Long Term
Income*	Capital Gains	Total
$89,069	$132,974	$222,043

The tax character of distributions paid during the year ended September 30, 2014, were as follows:

Ordinary	Long Term
Income*	Capital Gains	Total
$2,853	$—	$2,853

* For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

Bushido Capital Long/Short Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Bushido Capital Long/Short Fund and
Board of Trustees of Managed Portfolio Series

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and securities sold short, of Bushido Capital Long/Short Fund (the “Fund”), a series of Managed Portfolio Series, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bushido Capital Long/Short Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
November 24, 2015

Bushido Capital Long/Short Fund

ADDITIONAL INFORMATION (UNAUDITED)
SEPTEMBER 30, 2015

TRUSTEES AND OFFICERS

Number of
		Term of	Portfolios in	Principal	Other Directorships
	Position(s)	Office and	Trust	Occupation(s)	Held by Trustee
Name, Address	Held with	Length of	Overseen	During the Past	During the Past
and Age	the Trust	Time Served	by Trustee	Five Years	Five Years
Independent Trustees
Leonard M. Rush, CPA	Lead	Indefinite	28	Chief Financial Officer,	Independent Trustee,
615 E. Michigan St.	Independent	Term; Since		Robert W. Baird & Co.	ETF Series Solutions
Milwaukee, WI 53202	Trustee and	April 2011		Incorporated (2000-2011).	(8 Portfolios)
Age: 69	Audit				(2012-Present);
	Committee				Director, Anchor
	Chairman				Bancorp Wisconsin,
Inc. (2011-2013).
Roel C. Campos, Esq.	Trustee	Indefinite	28	Partner, Locke Lord LLP	Director, WellCare
615 E. Michigan St.		Term; Since		(a law firm) (2011-Present);	Health Plans, Inc.
Milwaukee, WI 53202		April 2011		Partner, Cooley LLP	(2013-Present);
Age: 66				(a law firm) (2007-2011);	Director, Regional
				Commissioner, U.S.	Management Corp.
				Securities and Exchange	(2012-Present).
Commission (2002-2007).
David A. Massart	Trustee	Indefinite	28	Co-Founder and Chief	Independent Trustee,
615 E. Michigan St.	and	Term; Since		Investment Strategist,	ETF Series Solutions
Milwaukee, WI 53202	Valuation	April 2011		Next Generation Wealth	(8 Portfolios)
Age: 48	Committee			Management, Inc.	(2012-Present).
	Chairman			(2005-Present).
David M. Swanson	Trustee	Indefinite	28	Founder and Managing	Independent Trustee,
615 E. Michigan St.		Term; Since		Partner, SwanDog Strategic	ALPS Variable
Milwaukee, WI 53202		April 2011		Marketing, LLC (2006-Present);	Investment Trust
Age: 58				Executive Vice President,	(9 Portfolios)
				Calamos Investments	(2006-Present).
(2004-2006).

Bushido Capital Long/Short Fund

ADDITIONAL INFORMATION (UNAUDITED) – CONTINUED
SEPTEMBER 30, 2015

TRUSTEES AND OFFICERS (Continued)

Number of
		Term of	Portfolios in	Principal	Other Directorships
	Position(s)	Office and	Trust	Occupation(s)	Held by Trustee
Name, Address	Held with	Length of	Overseen	During the Past	During the Past
and Age	the Trust	Time Served	by Trustee	Five Years	Five Years
Interested Trustee
Robert J. Kern*	Chairperson	Indefinite	28	Executive Vice President,	None
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Trustee	January 2011		LLC (1994-Present).
Age: 56
Officers
James R. Arnold	President	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Principal	January 2011		LLC (2002-Present).
Age: 58	Executive
Officer

Deborah Ward	Vice	Indefinite	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	President,	Term; Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Chief	April 2013		(2004-Present).
Age: 49	Compliance
Officer and
Anti-Money
Laundering
Officer
Brian R. Wiedmeyer	Treasurer	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Principal	January 2011		LLC (2005-Present).
Age: 42	Financial
Officer
Jeanine Bajczyk	Secretary	Indefinite	N/A	Senior Vice President and	N/A
615 E. Michigan St.		Term; Since		Counsel, U.S. Bancorp Fund
Milwaukee, WI 53202		August 2015		Services, LLC (2006-Present).
Age: 50
Mark Quade, Esq.	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Secretary	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		June 2015		LLC (2013-Present); Law Clerk
Age: 33				U.S. Bancorp (2012-2013);
J.D. Candidate, University of
Minnesota Law School
(2010-2013).
Ryan L. Roell	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		September 2012		LLC (2005-Present).
Age: 42

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

Bushido Capital Long/Short Fund

ADDITIONAL INFORMATION (UNAUDITED) – CONTINUED
SEPTEMBER 30, 2015

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-682-6233.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-682-6233. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-621-9258, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended September 30, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2015 was 100.00% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 73.67%.

Bushido Capital Long/Short Fund

PRIVACY NOTICE (UNAUDITED)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Bushido Capital Partners, LLC
21 DuPont Circle NW, Suite 500
Washington, D.C. 20036

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-359-1515.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended September 30, 2015 and September 30, 2014, the Fund’s principal accountant was Cohen Fund Audit Services. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2015	FYE 9/30/2014
Audit Fees	$15,500	$14,500
Audit-Related Fees	$0	$0
Tax Fees	$ 2,500	$ 2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 9/30/2015	FYE 9/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2015	FYE 9/30/2014
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)*        /s/James R. Arnold
James R. Arnold, President

Date     December 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/James R. Arnold
James R. Arnold, President

Date     December 7, 2015

By (Signature and Title)*        /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date     December 7, 2015

* Print the name and title of each signing officer under his or her signature.